Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED

MASTER REPURCHASE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of August 9, 2018, is made and entered into between and among HomeAmerican Mortgage Corporation, a Colorado corporation (the “Seller”), and U.S. Bank National Association, as administrative agent and representative of itself as a Buyer and the other Buyers (in such capacity, the “Agent”) and as a Buyer (in such capacity, “U.S. Bank”).

RECITALS:

A.     The Seller, U.S. Bank, and the Agent are parties to an Amended and Restated Master Repurchase Agreement dated as of September 16, 2016 (as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 10, 2017, and as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”).

B.     The Seller and the Agent now desire to amend certain provisions of the Repurchase Agreement as set forth herein.

AGREEMENT:

In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

Section 2.     Amendments.

2.1.     The following definitions set forth in Section 1.2 of the Repurchase Agreement are added or amended and restated, as applicable, to read in their entireties as follows:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“LIBOR Margin” means 2.125%.

“Termination Date” means the earlier of (a) August 8, 2019, or (b) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

2.2.     Times for Advances, Payments and Margin Call. The Repurchase Agreement is amended as follows:

a.     Section 3.1(c) is amended by replacing the references to “1:30 p.m.” with “2:00 p.m.”

b.     Section 3.4(c) is amended by replacing the reference to “1:00 p.m.” with “2:00 p.m.”

c.     Section 6.2 is amended by replacing the references to “11:00 a.m.” with “12:00 p.m.”

d.     Section 12.2 is amended by replacing the references to “1:00 p.m.” with “2:00 p.m.”

e.     Section 24.5 is amended by replacing the reference to “1:00 p.m.” with “2:00 p.m.”

2.3.     Full Disclosure. Section 15.2(r) of the Repurchase Agreement is amended and restated to read in its entirety as follows:

(r)     Full Disclosure. Each material fact or condition relating to the Repurchase Documents and the Central Elements has been disclosed in writing to the Agent. All information previously furnished by the Seller and its Subsidiaries to the Agent in connection with the Repurchase Documents was and all information furnished in the future by the Seller and its Subsidiaries to the Agent or the Buyers will be true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified. To the best knowledge of the Seller, neither the financial statements referred to in Section 15.2(f) , nor any Request/Confirmation, officer’s certificate or any other report or statement delivered by the Seller and its Subsidiaries to the Agent in connection with this Agreement, contains any untrue statement of material fact. The information included in the most recently delivered Beneficial Ownership Certification is true and correct in all respects.

2.4.     Beneficial Ownership Reporting. Section 16.5 of the Repurchase Agreement is amended by adding a new clause (i) thereto, to read as follows:

(i) (i) Upon request of the Buyer, a Beneficial Ownership Certification, and (ii) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.

2.5.     Exhibits and Schedules. Schedule AI to the Repurchase Agreement is amended and restated to read in its entirety as set forth on Schedule AI hereto.

Section 3.     Conditions Precedent and Effectiveness. This Amendment shall be effective as of the date first above written, upon the occurrence of the following events:

3.1.     delivery to the Agent of this Amendment duly executed by the Seller in a quantity sufficient that the Agent and the Seller may each have a fully executed original;

3.2.     delivery to the Agent of a certificate by the Secretary or Assistant Secretary of the Seller (i) certifying that the resolutions adopted by the Seller’s board of directors on September 12, 2016, remain in full force and effect, authorizing the Seller to enter into this Amendment, (ii) certifying that there has been no amendment to the Articles of Incorporation of the Seller since true and accurate copies of the same were delivered to the Agent as of November 12, 2008, (iii) certifying that there has been no amendment to the By-Laws of Seller since true and accurate copies of the same were delivered to the Agent as of November 12, 2008, and (iv) a certification as to the incumbency, names, titles, and signatures of the officers of the Seller authorized to execute this Amendment and the other instruments executed by the Seller in connection with this Amendment; and

3.3.     delivery to the Agent of such other documents as it may reasonably request.

Section 4.     Miscellaneous.

4.1.     Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.

4.2.     Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.3.     Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

4.4.     Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.

4.5.     Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.6.     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

4.7.     Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

4.8.     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.9.     ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

In witness whereof the parties have caused this Amendment to be executed as of the date first written above.

SELLER AND SERVICER:

HOMEAMERICAN MORTGAGE CORPORATION, as Seller and Servicer

By: /s/ L. Ludwell Jones IV

Name: L. Ludwell Jones IV
Title: Vice President and Treasurer

AGENT AND BUYER:

U.S. BANK NATIONAL ASSOCIATION,
as Agent and Buyer

By: /s/ Edwin D. Jenkins
Name: Edwin D. Jenkins

Title: Senior Vice President

Signature Page
Second Amendment

SCHEDULE AI
TO Master Repurchase Agreement

APPROVED INVESTORS

Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company	Product Eligibility
Caliber Home Loans	N/A	N/A		Conforming
Colorado Housing and Finance Authority	N/A	N/A		Conforming
Federal Home Loan Mortgage Corp. (Freddie Mac)	N/A	N/A		Conforming
Flagstar Bank	N/A	N/A		Conforming
Federal National Mortgage Assoc. (FNMA)	N/A	N/A		Conforming
Government National Mortgage Assoc. (GNMA)	N/A	N/A		Conforming
Planet Home Lending, LLC f/k/a HomeBridge Financial Services	N/A	N/A		Conforming
JPMorgan Chase Bank	A-1	P-1	JPMorgan Chase & Co.	Conforming/non-conforming
PennyMac Loan Services, LLC	N/A	N/A	PennyMac Corp.	Conforming/non-conforming
Redwood Residential Acquisition Corporation	N/A	N/A	Redwood Trust, Inc.	Conforming/non-conforming
SunTrust Mortgage, Inc.	A-2	P-2	Suntrust Banks, Inc.	Conforming/non-conforming
U.S. Bank Home Mortgage	A-1	P-1	U.S. Bank National Association	Conforming/non-conforming
Wells Fargo Bank, N.A.	A-1	P-1	Wells Fargo & Co.	Conforming/non-conforming

AI-1